SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             October 6, 2004
                             ---------------
                              Date of Report
                    (Date of earliest event reported)


                            BIRCH FINANCIAL, INC.
                            ---------------------
           (Exact name of registrant as specified in its charter)



    Nevada                       000-50145                      91-2077659
    ------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                      17029 Chatsworth Street, Suite 100
                       Granada Hills, California 91344
                       -------------------------------
                   (Address of Principal Executive Offices)

                               (818) 832-9664
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

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          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to the Articles of Incorporation or Bylaws;
          Change in Fiscal Year.
          ----------------------

          We have resolved to strike the following Section 2.11, Written Consent to Action by Shareholders, from our Bylaws; actions by stockholders without a meeting are already covered by Article VI of our Articles of Incorporation.

          Section 2.11 Written Consent to Action by Stockholders. Any action which may be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BIRCH FINANCIAL, INC.

Dated: 10/06/04                               /s/ Nelsen L. Colvin
       --------                               --------------------------
                                              Nelson L. Colvin
                                              President, CEO, and Director